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                                                                   EX-99.906CERT


                                 CERTIFICATION

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Life Funds, do hereby certify, to such officer's knowledge, that:

      The semi-annual report on Form N-CSR of the TIAA Separate Account VA-1 (the "Account") for the six month period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Account.

                                                /s/ Bertram L. Scott
Dated:  August 21, 2003                         --------------------------------
                                                Bertram L. Scott
                                                Executive Vice President
                                                (Principal Executive Officer)
                                                TIAA Separate Account VA-1


                                                /s/ Richard L. Gibbs
Dated:  August 21, 2003                         --------------------------------
                                                Richard L. Gibbs
                                                Executive Vice President
                                                (Principal Financial Officer),
                                                TIAA Separate Account VA-1